NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE 1933 ACT), OR ANY U.S. STATE SECURITIES LAWS, AND UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

WARRANT AGREEMENT

This WARRANT AGREEMENT (the "Agreement") is made as of the ___ day of November, 2001 by and between WORLDWIDE TECHNOLOGIES, INC. (the "Company"), whose business address is 300 Esplanade Drive, Suite 1680, Oxnard, CA 93030, and Granite Financial Group, Inc. ("Granite Financial"), whose address is 12230 El Camino Real, Suite 220, San Diego, California 92130.

RECITALS

WHEREAS:

A. The parties have entered into an engagement agreement dated November ___, 2001 (the "Engagement Agreement"); and

B. In consideration for certain corporate finance advisory services (the "Services") to be provided to the Company by Granite Financial pursuant to the Engagement Agreement, the Company has agreed to issue to Granite Financial 200,000 share purchase warrants, entitling Granite Financial to purchase a total of 200,000 shares in the capital of the Company.

NOW, THEREFORE, the parties hereto agree as follows:

1. ISSUANCE OF THE WARRANTS

1.1 In consideration for Granite Financial's agreement to provide the Services to the Company under the Engagement Agreement, the Company hereby grants to Granite Financial 200,000 common share purchase warrants ( the "Warrants"), each entitling Granite Financial to purchase one common share (each, a "Warrant Share") in the capital of the Company at an exercise price of U.S. $0.18 per Warrant Share until 4:30 p.m. (San Diego time) on that day that is five years following the date hereof, at which time any unexercised Warrants will expire.

1.2 The Warrants and the Warrant Shares are sometimes collectively referred to in this Agreement as the "Securities".

2. DELIVERIES BY GRANITE FINANCIAL

2.1 Granite Financial must complete, sign and return to the Company the following documents:

(a) two (2) executed copies of this Agreement; and

(b) a Prospective Investor Suitability Questionnaire in the form attached as Appendix 2 hereto (the "Questionnaire").

2.2 Granite Financial shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

3. EXERCISE OF WARRANTS

3.1 The right to purchase Warrant Shares conferred by the Warrants may be exercised by Granite Financial by delivering to the Company a duly completed and executed subscription (the "Subscription Form") in the form attached hereto as Appendix 1 and a bank draft or certified cheque payable to or to the order Company for the aggregate exercise price in respect of the Warrant Shares subscribed for in lawful money of the United States of America, delivered to the Company at the address specified in Section 19.1 or such other address as the Company may advise Granite Financial in writing pursuant to Section 19.1.

3.2 Granite Financial agrees to complete, sign and return to the Company on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law, or as the Company may deem reasonably necessary for the purpose of ensuring compliance with applicable securities laws in connection with the issuance of any shares upon the exercise of any Warrants.

4. EFFECT OF EXERCISE OF WARRANTS

4.1 Subject to applicable securities laws, upon exercise of any Warrants and payment of the applicable exercise price, the Warrant Shares so subscribed for will be deemed to have been issued and Granite Financial will be deemed to have become the holder of record of such Warrant Shares on the date of such exercise and payment.

4.2 Subject to applicable securities laws, within five business days after exercise of any Warrants and payment as aforesaid, the Company will forthwith cause to be sent to Granite Financial a certificate representing the Warrant Shares so subscribed for, at the address specified in such Subscription Form.

5. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES

5.1 The exercise price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(a) If and whenever the common shares of the Company at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the exercise price will be decreased or increased proportionately as the case may be; and upon any such subdivision or consolidation the number of Warrant Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(b) In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other company, trust, partnership, or other entity, or a sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the company resulting from such Reorganization) which Granite Financial would have been entitled to upon Reorganization if Granite Financial had been a shareholder at the time of such Reorganization.

(c) In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Section 5 relating to the rights and interest thereafter of Granite Financial, as the holder of the Warrants, so that the provisions of this Section 5 will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

(d) The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 5.

(e) The adjustments provided for in this Section 5 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

5.2 If any questions will at any time arise with respect to the exercise price or any adjustment provided for in Section 5.1, such questions will be conclusively determined by the Company's auditors, or, if they decline to so act any other firm of certified public accountants that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the holder of the Warrants.

6. COVENANT BY THE COMPANY TO RESERVE SHARES

6.1 The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of common shares to satisfy the rights of purchase provided for herein.

7. REGISTRATION RIGHTS

7.1 If the Company decides to file a registration statement (the "Registration Statement") under the 1933 Act covering the distribution or sale of any securities of the Company other than the Warrant Shares, it shall forthwith give written notice (the "Registration Notice") to Granite Financial of such decision. Granite Financial shall have the right to elect, by written notice (the "Reply to Registration Notice") to be given to the Company not more than five business days following receipt of the Registration Notice, to have the Registration Statement cover the sale by Granite Financial of all of the Warrant Shares that are issuable upon exercise of Warrants pursuant to Subscription Forms dated up to and including the date of the Reply to Registration Notice.

7.2 If the Company does not deliver a Registration Notice to Granite Financial within six months of the date of this Agreement, Granite Financial may at any time thereafter, by written notice to the Company (the "Notice of Demand Registration"), require the Company to prepare and file with the Securities and Exchange Commission as soon as practicable after receipt of the Notice of Demand Registration, a Registration Statement under the 1933 Act, at the sole expense of the Company (except as provided in Section 7.9 hereof), in respect of Granite Financial, so as to permit a public offering and resale under the 1933 Act by Granite Financial of all of the Warrant Shares that are issuable upon exercise of the Warrants pursuant to Subscription Forms dated up to and including the date of the Notice of Demand Registration. Granite Financial shall be entitled to deliver only one Notice of Demand Registration to the Company

7.3 Sections 7.1 and 7.2 shall be subject to the right of the Company to include none or a lesser number of Warrant Shares for qualification under the Registration Statement at the direction (made reasonably) of any underwriter or agent engaged by the Company in connection with the offering.

7.4 The obligations of the Company under this Section 7 shall terminate and be of no further effect upon the earliest to occur of the following:

(a) when all Warrant Shares issuable under the Warrants shall have been sold pursuant to Rule 144 (or any successor provision) under the 1933 Act;

(b) when all Warrant Shares issuable under the Warrants shall have been otherwise transferred and a new certificate(s) for such Warrant Shares not bearing a legend restricting further transfer shall have been delivered by the Company;

(c) that day that is three years following the original issue date of the last of the Warrant Shares to be issued.

7.5 In the event of a registration pursuant to the provisions of this Section 7, the Company shall use its best efforts to cause the Warrant Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as Granite Financial may reasonably request; provided, however, that the Company shall not by reason of this Section 7 be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service of process.

7.6 The Company shall keep effective any registration or qualification contemplated by this Section 7 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit Granite Financial to complete the offer and sale of the Warrant Shares covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of the shorter of (x) six months following the effective date of such registration or qualification or (y) six months from the date on which Granite Financial is first free to sell the Warrant Shares under Rule 144 (k) promulgated under the 1933 Act; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Warrant Shares beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Warrant Shares covered thereby for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

7.7 In the event of a registration pursuant to the provision of this Section 7, the Company and Granite Financial shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, including, without limitation, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Warrant Shares.

7.8 Granite Financial agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Warrant Shares, each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 2(a) of the Securities Exchange Act of 1934, and its or their respective counsel, with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, any application, in reliance upon and in conformity with information furnished to the Company with respect to Granite Financial by or on behalf of Granite Financial expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be.

7.9 All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under Section 7 and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. Granite Financial shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Warrant Shares being registered and the fees and expenses of its counsel.

8. ACKNOWLEDGEMENTS OF GRANITE FINANCIAL

8.1 Granite Financial acknowledges and agrees that:

(a) none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b) Granite Financial acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act, except as provided for in Section 7;

(c) Granite Financial has received and carefully read this Agreement, and has carefully reviewed all of the Company's filings with the Securities and Exchange Commission (collectively the "Company Information");

(d) the decision to execute this Agreement and acquire the Securities pursuant to this Agreement has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of the Company Information and any other public information which has been filed by the Company with the Securities and Exchange Commission in compliance, or intended compliance, with applicable securities legislation. If the Company has presented a business plan to Granite Financial, Granite Financial acknowledges that the business plan may not be achieved or be achievable;

(e) Granite Financial and Granite Financial's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the issuance of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information;

(f) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Granite Financial during reasonable business hours at its principal place of business and that all documents, records and books in connection with the issuance of the Securities hereunder have been made available for inspection by Granite Financial, Granite Financial's attorney and/or advisor(s);

(g) the Company is entitled to rely on the representations and warranties and the statements and answers of Granite Financial contained in this Agreement and the Questionnaire, and Granite Financial will hold harmless the Company from any loss or damage it may suffer as a result of Granite Financial's failure to correctly complete this Agreement or the Questionnaire;

(h) it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of Granite Financial contained herein, the Questionnaire or in any other document furnished by Granite Financial to the Company in connection herewith being untrue in any material respect or any breach or failure by Granite Financial to comply with any covenant or agreement made by Granite Financial to the Company in connection therewith;

(i) the issuance of the Securities to Granite Financial will not be completed if it would be unlawful;

(j) it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and the Company, and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(k) none of the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to Granite Financial that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the Over-the-Counter Bulletin Board service of the National Association of Shares Dealers Inc.;

(l) no documents in connection with the sale of the Securities hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators; and

(m) there is no government or other insurance covering any of the Securities.

9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANITE FINANCIAL

9.1 Granite Financial hereby represents and warrants to and covenants with the Company that:

(a) Granite Financial is a California Corporation;

(b) Granite Financial has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if Granite Financial is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of Granite Financial;

(c) Granite Financial (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(d) Granite Financial is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment and Granite Financial has carefully read and considered the matters set forth under the heading "Risk Factors" appearing in the Company Information;

(e) Granite Financial has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for Granite Financial's decision to invest in the Securities and the Company;

(f) it has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company;

(g) it is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(h) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, Granite Financial or of any agreement, written or oral, to which Granite Financial may be a party or by which Granite Financial is or may be bound;

(i) Granite Financial has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of Granite Financial enforceable against Granite Financial;

(j) it is able to fend for itself with respect to its investment in the Securities and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(k) Granite Financial is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(l) no person has made to Granite Financial any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of any of the Securities;

(iii) as to the future price or value of any of the Securities; or

(iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system (except that currently certain market makers make market in the common shares of the Company on the Over-the-Counter Bulletin Board service of the National Association of Shares Dealers Inc.); and

(m) Granite Financial is not resident in British Columbia and is not acquiring the Securities for such residents;.

9.2 In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

10. REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

10.1 Granite Financial acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining Granite Financial's eligibility to purchase the Securities under applicable securities legislation. Granite Financial further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by Granite Financial at the Closing Date and that they will survive the purchase by Granite Financial of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by Granite Financial of any of the Securities.

11. RESALE RESTRICTIONS

11.1 Granite Financial acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to Granite Financial. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

12 LEGENDING OF SUBJECT SECURITIES

12.1 Granite Financial hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

12.2 Granite Financial hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

13. COSTS

13.1 Granite Financial acknowledges and agrees that all costs and expenses incurred by Granite Financial (including any fees and disbursements of any special counsel retained by Granite Financial) relating to the acquisition of the Securities shall be borne by Granite Financial.

14. GOVERNING LAW

14.1 This Agreement is governed by the laws of the state of California. Granite Financial irrevocably attorns to the jurisdiction of the state of California.

15. SURVIVAL

15.1 This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the acquisition of the Securities by Granite Financial pursuant hereto.

16. ASSIGNMENT

16.1 This Agreement and the Warrants granted hereunder are not transferable or assignable.

17. SEVERABILITY

17.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

18. ENTIRE AGREEMENT

18.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the issuance of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

19. NOTICES

19.1 Any notice required or permitted to be given to any of the parties to this Agreement will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of such party first above stated or such other address as any party may specify by notice in writing to the other parties, and any such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

20. COUNTERPARTS

20.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

21. ELECTRONIC MEANS

21.1 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above mentioned.

IN WITNESS WHEREOF each of the parties has duly executed this Agreement as of the date first above mentioned.

WORLDWIDE TECHNOLOGIES, INC.

Per: /s/ Aric Gastwirth
Authorized Signatory

GRANITE FINANCIAL GROUP INC.

Per: /s/ signed
Authorized Signatory

Schedules:

Appendix 1: Warrant Exercise Form
Appendix 2: Accredited Investor Questionnaire